                                                                    EXHIBIT 24.1
                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Lee R. Mitau, Susan E. Lester and David J. Parrin, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 of U.S. Bancorp, and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

         Signature                    Title                        Date
         ---------                    -----                        ----

/s/ John F. Grundhofer      Chairman, President, Chief       January 21, 1998
________________________    Executive Officer and Director
John F. Grundhofer          (principal executive officer)

________________________    Executive Vice President and     January 21, 1998
Susan E. Lester             Chief Financial Officer
                            (principal financial officer)


________________________    Senior Vice President and        January 21, 1998
David J. Parrin             Controller (principal
                            accounting officer)

 /s/ Linda L. Ahlers        Director                         January 21, 1998
________________________
Linda L. Ahlers


/s/ Harry L. Bettis         Director                         January 21, 1998
________________________
Harry L. Bettis


/s/ Gerry B. Cameron        Chairman and Director            January 21, 1998
________________________
Gerry B. Cameron


/s/ Carolyn Silva Chambers  Director                         January 21, 1998
________________________
Carolyn Silva Chambers


/s/ Arthur D. Collins, Jr.  Director                         January 21, 1998
________________________
Arthur D. Collins, Jr.

Page 2 of 3 of Power of Attorney to U.S. Bancorp Registration Statement on Form S-3.

/s/ Peter H. Coors          Director                    January 21, 1998
________________________
Peter H. Coors


/s/ Franklin G. Drake       Director                    January 21, 1998
________________________
Franklin G. Drake


/s/ Robert L. Dryden        Director                    January 21, 1998
________________________
Robert L. Dryden


                            Director                    January 21, 1998
________________________
John B. Fery


/s/ Joshua Green III        Director                    January 21, 1998
________________________
Joshua Green III


/s/ Roger L. Hale           Director                    January 21, 1998
________________________
Roger L. Hale


/s/ Delbert W. Johnson      Director                    January 21, 1998
________________________
Delbert W. Johnson


/s/ Norman M. Jones         Director                    January 21, 1998
________________________
Norman M. Jones


/s/ Richard L. Knowlton     Director                    January 21, 1998
________________________
Richard L. Knowlton


/s/ Jerry W. Levin          Director                    January 21, 1998
________________________
Jerry W. Levin


                            Director                    January 21, 1998
________________________
Kenneth A. Macke


/s/ Allen T. Noble          Director                    January 21, 1998
________________________
Allen T. Noble


                                     -2-
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Page 3 of 3 of Power of Attorney to U.S. Bancorp Registration Statement on
Form S-3.

/s/ Edward J. Phillips      Director                    January 21, 1998
________________________
Edward J. Phillips


/s/ Paul A. Redmond         Director                    January 21, 1998
________________________
Paul A. Redmond


/s/ S. Walter Richey        Director                    January 21, 1998
________________________
S. Walter Richey


/s/ Richard L. Robinson     Director                    January 21, 1998
________________________
Richard L. Robinson


/s/ N. Stewart Rogers       Director                    January 21, 1998
________________________
N. Stewart Rogers


/s/ Richard L. Schall       Director                    January 21, 1998
________________________
Richard L. Schall


                            Director                    January 21, 1998
________________________
Walter Scott, Jr.


/s/ Benjamin R. Whiteley    Director                    January 21, 1998
________________________
Benjamin R. Whiteley